SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 27, 2005

MRV COMMUNICATIONS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION) 20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 91311 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (818) 773-0900

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02 — Results of Operations and Financial Condition.

On April 27, 2005, registrant made an earnings release announcing registrant’s first quarter 2005 financial results, the text of which is set forth in Exhibit 99.1 attached hereto. All information in the press release is presented as of April 27, 2005, and registrant does not assume any obligation to update such information in the future.

On April 27, 2005, as previously announced, registrant held a teleconference and audio web cast to discuss its first quarter 2005 financial results. The transcript of, and the Financial Highlights Overview and Highlights presented at, this teleconference and web cast is furnished herewith as Exhibit 99.2. All information in the transcript and web cast is presented as of April 27, 2005, and registrant does not assume any obligation to update such information in the future.

The information included in this Item 2.02, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 8.01. Other Events.

On April 27, 2005, MRV publicly announced its unaudited statements of operations for the three months ended March 31, 2005 and 2004, and its balance sheets at March 31, 2005 and December 31, 2004. These financial statements, which are included herein as part of Item 8.01 of this Report, follow on pages 4 and 5 of this Report.

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MRV Communications, Inc.

Statements of Operations

(In thousands, except per share data)

	Three Months Ended
	March 31,	March 31,
	2005	2004
	(Unaudited)
Revenue	$62,007	$59,614
Cost of goods sold	40,963	39,189

Gross profit	21,044	20,425
Gross margin	34%	34%

Operating costs and expenses:
Product development and engineering	6,531	6,338
Selling, general and administrative	18,280	18,150

Total operating costs and expenses	24,811	24,488

Operating loss	(3,767)	(4,063)

Interest expense	(786)	(593)
Other income (expense), net	485	418

Loss before taxes	(4,068)	(4,238)
Provision for taxes	2,369	539

Net loss	$(6,437)	$(4,777)

Earnings (loss) per share:
Basic and diluted	$(0.06)	$(0.05)
Weighted average number of shares:
Basic and diluted	104,144	105,504

MRV Communications, Inc.

Balance Sheets

(In thousands)

	March 31,	December 31,
	2005	2004
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$74,599	$77,226
Short-term marketable securities	1,208	3,395
Time deposits	1,679	1,559
Accounts receivable, net	68,110	80,755
Inventories	44,338	42,264
Deferred income taxes	162	2,395
Other current assets	9,669	8,939

Total current assets	199,765	216,533

Property and equipment, net	17,421	19,089

Goodwill	29,965	29,965

Long-term marketable securities	1,750	1,839

Deferred income taxes	629	—

Investments	3,063	3,063

Other assets	1,477	1,589

	$254,070	$272,078

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current maturities of long-term debt and short-term obligations	$23,462	$25,286
Accounts payable	38,071	43,209
Accrued liabilities	24,538	26,915
Deferred revenue	4,628	4,556
Other current liabilities	2,440	2,572

Total current liabilities	93,139	102,538

Long-term liabilities	86	112

Convertible notes	23,000	23,000

Other long-term liabilities	5,587	5,551

Minority interest	5,017	5,318

Commitments and contingencies

Stockholders’ equity	127,241	135,559

	$254,070	$272,078

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Registrant’s earnings release of April 27, 2005 announcing registrant’s fourth quarter 2004 and unaudited year end financial results (furnished pursuant to Item 2.02)

Exhibit 99.2	The transcript of, and the Financial Highlights Overview and Highlights, presented at, registrant’s teleconference of April 27, 2005 (furnished pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 2, 2005

MRV COMMUNICATIONS, INC.

By:	/s/ NOAM LOTAN

Noam Lotan
President and Chief Executive Officer